                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event reported)          APRIL 30, 1999
                                                 -------------------------------



                                RAILAMERICA, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                    DELAWARE
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)



           0-20618                                      65-0328006
    ----------------------                   -------------------------------
   (Commission File Number)                 (IRS Employer Identification No.)



                           301 YAMATO ROAD, SUITE 1190
                            BOCA RATON, FLORIDA 33431
--------------------------------------------------------------------------------
          (Address of principal executive offices, including Zip Code)



Registrant's telephone number, including area code          (561) 994-6015
                                                   -----------------------------



                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Attached hereto as exhibit 7(a) and incorporated herein by reference:

(a)  Financial Statements of Business Acquired.

     Report of Independent Certified Public Accountants

     Statement of Operations and Retained Earnings for the year ended June 30, 1998

     Balance Sheet as of June 30 1998

     Statement of Cash Flows for the year ended June 30, 1998

     Notes to financial statements

     Unaudited Balance Sheet as of March 31, 1999

     Unaudited Income Statement for the nine months ended March 31, 1999

     Unaudited Statement of Cash Flows for the nine months ended March 31, 1999

Attached hereto as exhibit 7(b) and incorporated herein by reference:

(b)  Pro Forma Financial Information.

     Pro forma consolidated balance sheet as of March 31, 1999

     Pro forma consolidated income statement for the three months ended March 31, 1999.

     Pro forma consolidated income statement for the year ended December 31, 1998.

     Notes to pro forma consolidated financial statements.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           RAILAMERICA, INC.



Dated:  July 14, 1999                      By:/s/ Gary O. Marino
                                           -------------------------------------
                                           Name:Gary O. Marino
                                           Its: Chairman, CEO and President

V/Line Freight Corporation


               Report of Independent Certified Public Accountants


To the Board of Directors and Shareholders
V/Line Freight Corporation

In our opinion, the accompanying balance sheet and the related statement of operations and retained earnings, and of cash flows present fairly, in all material respects, the financial position of V/Line Freight Corporation (the "Company") at June 30, 1998, and the results of its operations and its cash flows for the year ended June 30, 1998, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.



/s/ PricewaterhouseCoopers LLP
Miami, Florida
July 14, 1999

V/Line Freight Corporation

Statement of Operations and Retained Earnings

For the year ended 30 June 1998



                                                            1998
                                                           $'000

OPERATING REVENUE
Freight revenue                                           99,777
Other revenue                                             24,365
                                                        --------
                                                         124,142
                                                        --------
VICTORIAN GOVERNMENT CONTRIBUTIONS
Termination payments                                       3,300
CSO contributions from government                          6,480
                                                        --------
                                                           9,780
                                                        --------
TOTAL REVENUE                                            133,922
                                                        --------
LESS OPERATING EXPENSES
Employee costs                                            35,534
Supplies and other services                              106,589
Depreciation                                               3,711
                                                        --------
Total operating expenses                                 145,834
                                                        --------
Operating loss                                           (11,912)
Interest expense                                            (398)
                                                        --------
Pre-tax loss                                             (12,310)
Income tax                                                    --
                                                        --------
NET LOSS                                                 (12,310)
                                                        ========
RECONCILIATION OF RETAINED EARNINGS
Opening balance                                               --
net deficit after abnormal item and income tax           (12,310)
                                                        --------
Closing balance                                          (12,310)
                                                        ========


The above statement of operations and retained earnings should be read in conjunction with the accompanying notes.

V/Line Freight Corporation

Balance Sheet

As at 30 June 1998


                                                      1998
                                                     $'000

CURRENT ASSETS
Cash and bank balances                               1,665
Receivables                                          9,942
Inventories                                          2,242
                                                   -------
Total Current Assets                                13,849
                                                   -------

NON-CURRENT ASSETS
Plant and equipment                                 58,657
                                                   -------
Total Non-Current Assets                            58,657
                                                   -------
TOTAL ASSETS                                        72,506
                                                   =======
CURRENT LIABILITIES
Accounts payable and accrued expenses               15,653
Other current liabilities                            8,840
                                                   -------
Total Current Liabilities                           24,493
                                                   -------
NON-CURRENT LIABILITIES
Long-term debt                                      18,800
Other liabilities                                    7,457
                                                   -------
Total Non-Current Liabilities                       26,257
                                                   -------
TOTAL LIABILITIES                                   50,750
                                                   -------
OWNER'S EQUITY
Contributed capital                                 34,066
Retained earnings                                  (12,310)
                                                   -------
TOTAL OWNER'S EQUITY                                21,756
                                                   -------
TOTAL LIABILITIES AND OWNER'S EQUITY                72,506
                                                   =======


The above balance sheet should be read in conjunction with the accompanying notes.

V/Line Freight Corporation

Statement of Cash Flows

For the year ended 30 June 1998


                                                           1998
                                                           $'000

CASH FLOWS FROM OPERATING ACTIVITIES
Receipts
  Customer receipts                                       113,997
  Interest received                                            70
  Contributions from Government                             9,780
                                                         --------
                                                          123,847
                                                         --------
PAYMENTS
Payments to suppliers                                      93,251
Payroll                                                    35,412
Termination payments                                        3,300
Borrowing costs                                               317
                                                         --------
                                                          132,280
                                                         --------
NET CASH USED IN OPERATING ACTIVITIES                      (8,433)
                                                         --------

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from disposal of assets                              133
Payments for assets                                        (8,835)
                                                         --------
NET CASH PROVIDED BY INVESTING ACTIVITIES                  (8,702)
                                                         --------
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from borrowings                                   47,100
Repayment of borrowings                                   (28,300)
                                                         --------

NET CASH PROVIDED BY FINANCING ACTIVITIES                  18,800
                                                         --------
NET INCREASE IN CASH HELD                                   1,665
CASH AT THE BEGINNING OF THE FINANCIAL YEAR                    --
                                                         --------
CASH AT THE END OF THE FINANCIAL YEAR                       1,665
                                                         ========


The above statement of cash flows should be read in conjunction with the accompanying notes.

V/Line Freight Corporation

Notes to the financial statements

For the year ended 30 June 1998

1.  STATEMENT OF SIGNIFICANT ACCOUNTING POLICIES

ORGANISATION

V/Line Freight Corporation's ("VLF" or the "Company") principal operations include rail transportation. VLF was established in March 1997 by section 4 of the Rail Corporations Act 1996. Operations commenced on 1 July 1997. The Company hauls varied products, principally grain, in Victoria, Australia.

(a) Basis of accounting

The accompanying financial statements have been prepared in accordance with U.S. Generally Accepted Accounting. All amounts shown are in Australian Dollars.

(b) Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(c) Revenue Recognition

Revenue comprises revenue earned (net of discounts and allowances) from the provision of services. Revenue is recognized when goods and services are provided to the customer.

Subsidies and grants received from the State are recognized as revenue when the contribution is receivable.

(d) Inventories

Inventories are carried at the lower of cost and net realizable value. The weighted average cost method is used to value diesel fuel.

V/Line Freight Corporation

Notes to the financial statements

For the year ended 30 June 1998



1.  STATEMENT OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(e) Plant and Equipment

The Victorian Government's corporatisation of VLF involved assets and liabilities (excluding accounts receivable and accounts payable) specifically attributable to the Public Transport Corporation's freight business being identified and allocated to VLF. The assets and liabilities were included in an Allocation Statement dated 30 June 1997 (subsequently amended and dated 30 June
1997), pursuant to section 40 of the Rail Corporations Act 1996.

As part of the allocation process, and as stipulated in the Allocation Statement the total value attributed to assets and liabilities allocated to VLF at 1 July 1997, was $54 million. This was based on a business valuation and required write down of these assets to their recoverable amount. This write down took place in the accounts of the Public Transport Corporation prior to transfer.

The methodology used to develop the business valuation was the net present value of future cash flows. This methodology is based on the premise that the value of a business is the net present value of its future cash flows.

The future cash flows used in the formulation of the business valuation involve subjective judgement and analysis and are subject to significant uncertainties and contingencies, many of which are outside the control of the State and the Corporation. No representation is made that the future cash flows will be achieved. Actual future events may vary significantly from the future cash flows and the assumptions on which they were based.

The business valuation impacting on plant and equipment, which have future economic benefit, have been allocated across each class of asset in proportion to their written down values immediately prior to the finalization of Allocation Statement, as recorded in the fixed asset register of the Public Transport Corporation at 30 June 1997.

Costs of improvements are capitalized, and expenditures for maintenance and repairs of properties are expensed as incurred.

(f) Deprecation and Amortization

All non current assets are depreciated or amortized using the straight line method based upon the estimated useful life of each asset. The estimated useful are as follows:



               ASSET CLASS                                    USEFUL LIVES
               -----------                                    ------------
               Commercial vehicles                                 5 years
               Locomotives                                        15 years
               Plant and equipment                                10 years
               Wagons                                             25 years
               Leasehold improvements                        3 to 10 years


V/Line Freight Corporation

Notes to the financial statements

For the year ended 30 June 1998



1.  STATEMENT OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(g) Provisions for Employee Entitlements

Provision has not been made for non-vesting sick leave as the anticipated pattern of future sick leave taken indicates that accumulated non-vesting leave will not be paid.

In determining the liability for employee entitlements, consideration has been given to future increases in wage and salary rates and VLFS experience with staff departures. Related on-costs have also been included in the liability.

ANNUAL LEAVE

The provisions for employee leave entitlements for annual leave represents the amount which VLF has a present obligation to pay resulting from employees' services provided up to balance date.

LONG SERVICE LEAVE

The liability for employee entitlements relating to long service leave represents the present value of the estimated future cash outflows resulting from employees' services provided up to a balance date. Liabilities for employee entitlements which are not expected to be settled within twelve months are discounted using the Commonwealth long term bond rate at balance date.

(h) Long-term debt

Borrowings are carried in the balance sheet at their principal amount, interest expense is accrued over the period it becomes due and is recorded as part of creditors.

(i) Income Taxes

The Corporation is subject to the Victorian Government's Tax Equivalent System pursuant to section 88 of the State Owned Enterprises Act 1992.

The Company provides for income taxes pursuant to Financial Accounting Standard Board Statement No. ("SFAS No.") 109, "Accounting for Income Taxes". Under SFAS No. 109, deferred income taxes are determined based on the differences between financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates in effect when the differences are expected to reverse.

The liability method of accounting for income taxes requires a valuation allowance against deferred tax assets if, based on the weight of available evidence, it is more likely than not that some or all of the deferred tax asset will not be realized.

(j) Government Guarantee

While in Government ownership, the Government has undertaken to ensure that adequate financial accommodation is available for the Corporation to enable it to meet its obligations as and when they fall due.

(k) Superannuation

The Company makes contibutions to the Victorian and State Superannuation funds on behalf of its employees. The contributions made are based on amounts stipulated by the Victorian Government and are recorded as an expense as the contributions are made in accordance with SFAS No. 87. No separate actuarial calculation is performed for the Company as the contributions are determined by the Victorian Government and the Company has no liability beyond the amounts they have been required to fund.

V/Line Freight Corporation

Notes to the financial statements

For the year ended 30 June 1998



                                                                 1998
                                                                $'000
2.  OPERATING REVENUE

Other revenue consists primarily of the following:
OTHER REVENUE
  Diesel fuel supplied to other organisations                   21,030
  Interest revenue                                                  70
  Supply of other goods and services                             3,132
  Proceeds from disposal of assets                                 133
                                                                ------
Total other revenue                                             24,365
                                                                ======


3.  INCOME TAX

The components of the provision (benefit) for income taxes have been calculated in accordance with Note 1(i) and are as follows:

Current                                                             --
Deferred                                                        (7,665)
                                                                ------
                                                                (7,665)
Change in valuation allowance                                   (7,665)
                                                                ------
                                                                    --

For the year ended June 30, 1998, the effective tax rate differed from the statutory rate primarily due to the difference in depreciation expense for tax purposes as well as the 100% valuation allowance on the deferred tax asset.

At 30 June 1998, deferred tax assets and liabilities are comprised of the following:

Deferred tax assets
Net operating loss carryforward                                 10,170
Provision for Rebates                                              343
Inventory                                                           62

Deferred tax liabilities:
Provision for employee entitlements                             (1,309)
Plant and equipment                                             (1,601)
                                                                ------
                                                                 7,665
Valuation allowance                                             (7,665)
                                                                ------
Deferred income tax asset, net                                      --
                                                                ======

V/Line Freight Corporation

Notes to the financial statements

For the year ended 30 June 1998

                                                                  1998
                                                                 $'000
4.  INVENTORIES

Vehicle maintenance spares
Fuel                                                              1,631
                                                                    611
                                                                -------
Total inventory
                                                                  2,242
                                                                =======

                                                                  1998
                                                                 $'000
5.  PLANT AND EQUIPMENT

ASSETS ALLOCATED TO V/LINE FREIGHT CORPORATION
Locomotives                                                      70,718
Wagons                                                           43,025
Plant and equipment                                               7,915
Commercial vehicles                                                 761
Leasehold improvements                                               --
                                                                -------
                                                                122,419
                                                                -------
AT COST
Locomotives                                                       4,616
Wagons                                                            4,330
Plant and equipment                                                 193
Commercial vehicles                                                  --
Leasehold improvements                                              688
                                                                -------
                                                                  9,827
                                                                -------
TOTAL
Locomotives                                                      75,334
Wagons                                                           47,355
Plant and equipment                                               8,108
Commercial vehicles                                                 761
Leasehold improvements                                              688
                                                                -------
                                                                132,246
                                                                -------
ACCUMULATED DEPRECIATION
Locomotives                                                      42,855
Wagons                                                           26,197
Plant and equipment                                               4,968
Commercial vehicles                                                 494
Leasehold improvements                                               33
                                                                -------
                                                                 74,547
                                                                -------

V/Line Freight Corporation

Notes to the financial statements

For the year ended 30 June 1998


                                                                  1998
                                                                 $'000

NET BOOK VALUE
Locomotives                                                      32,479
Wagons                                                           21,158
Plant and equipment                                               3,140
Commercial vehicles                                                 267
Leasehold improvements                                              655

WORK IN PROGRESS                                                    958
                                                                -------

TOTAL NON-CURRENT ASSETS                                         58,657
                                                                =======

6.  PROVISIONS

Long service leave                                                7,540
Annual leave                                                      6,085
Other leave types                                                 2,672
                                                                -------
                                                                 16,297
                                                                =======

Comprising of:
Current                                                           8,840
Non-current                                                       7,457
                                                                -------

Total provisions                                                 16,297
                                                                =======

7.  LONG-TERM DEBT

At 30 June 1998, long term debt consisted of the following:

Treasury Corporation Victoria                                    18,800
                                                                -------

Total borrowings                                                 18,800
                                                                =======


Borrowing limits are set each year pursuant to the Borrowing and Investment Powers Act 1987. The loan held with Treasury Corporation Victoria has no fixed term and has a floating interest rate. The weighted average effective interest rate was 5.17%

8.  RECONCILIATION OF CONTRIBUTED CAPITAL


Stock                                                             2,417
Non-current assets                                               51,583
                                                                -------

Opening balance                                                  54,000



V/Line Freight Corporation

Notes to the financial statements

For the year ended 30 June 1998


                                                                  1998
                                                                 $'000
Less:
Employee provisions transferred from the Public
Transport Corporation                                            19,934
                                                                -------

Closing balance                                                  34,066
                                                                =======

9.  SUPERANNUATION

Contributions made
Victorian Superannuation Fund                                        44
State Superannuation Fund                                         1,621
Public Transport Corporation *                                      380
                                                                -------

Total contributions                                               2,045
                                                                =======

* Reimbursements for superannuation contributions made on behalf of V/Line Freight Corporation

VICTORIAN SUPERANNUATION FUND (VICSUPER SCHEME)
1. Contributions are made in accordance with the Superannuation Guarantee (Administration) Act of 1992.
2.      Outstanding contributions at balance date $143,000.

STATE SUPERANNUATION FUND
1. Contributions are made in accordance with the actuarial calculations as advised by the State Superannuation Fund.
2.      Outstanding contributions at balance at $143,000.

10.  LEASE COMMITMENTS

Total operating lease contracted for at balance date but not provided for in the account
Payable no later than one year                                    1,398
Payable later than one year, not later than two years             1,398
Payable later than two years, not later than three years          1,316
Payable later than three years, not later than four years           337
Payable later than four years, not later than five years            337
Payable later than five years                                        --
                                                                 ------

Total lease commitments                                           4,786
                                                                 ======

V/Line Freight Corporation

Notes to the financial statements

For the year ended 30 June 1998


11.  SUBSEQUENT EVENTS

As of 30 April 1999 the assets and liabilities of V/Line Freight were sold to RailAmerica for $73 million, together with a 45 year lease of infrastructure assets. This has not resulted in any assets being realised below their book value.

12.  CASH FLOW RECONCILIATION

RECONCILIATION OF CASH USED IN OPERATING ACTIVITIES

                                                                1998
                                                                $'000
NET LOSS                                                       (12,310)

ADDITIONS:
Depreciation                                                     3,711
Decrease in inventories                                            175
Increase in creditors and accruals                              13,703
                                                              --------

                                                                17,589
                                                              --------
REDUCTIONS:
Increase in debtors                                              9,942
Profit on disposal of assets                                       133
Provision for termination payments of annual leave
and long service leave                                           3,637
                                                              --------

                                                                13,712
                                                              --------
Cash used in operating activities                               (8,433)
                                                              ========


NON-CASH INVESTING ACTIVITIES
On 1 July 1997 assets valued at $54,000,000 and liabilities worth $25,204,000 were transferred from the Public Transport Corporation to V/Line Freight Corporation. The transfer was pursuant to Section 40(1) of the Rail Corporations Act 1996. The acquisitions are not reflected in the cash flow statement. The Corporation has available for use a borrowing limit of $25 million at 30 June 1998. This limit is set by the Treasurer of Victoria.

V/Line Freight Corporation

Notes to the financial statements

For the year ended 30 June 1998


13.   TRANSACTIONS WITH OTHER VICTORIAN GOVERNMENT CONTROLLED ENTITIES

(a) The assets and liabilities transferred from the Public Transport Corporation to V/Line Freight Corporation on 1 July 1997 were held in the books of the Public Transport Corporation at the following costs and transferred at the following written down values;


                                                           COMMERCIAL   PLANT AND
                              LOCOMOTIVES      WAGONS       VEHICLES    EQUIPMENT
                                 $'000          $'000         $'000       $'000

NON-CURRENT ASSETS
Cost                             70,718         43,025         761        7,915
Accumulated depreciation         40,752         25,036         443        4,605
                             -----------------------------------------------------

Net book value                   29,966         17,989         318        3,310
                             =====================================================

                                                              FUEL        STOCK
                                                              $'000       $'000
CURRENT ASSETS
Cost                                                           784        1,633
                                                             =====================

                                                                        PROVISIONS
                                                                          $'000

CURRENT LIABILITIES                                                      25,204
                                                              =====================




(b)  During the 1997/98 financial year transactions were
     undertaken with other Victorian Government                 1998/99
     controlled entities. These transactions                     $'000
     are summarised as follows:
                                                       INTRA            INTER
Assets                                                   53            1,257
Liabilities                                          23,484            4,503
Revenues                                              1,067           21,786
Expenses                                             28,409           35,120
                                                   ==========================

V/Line Freight Corporation

Notes to the financial statements

For the year ended 30 June 1998




14.  FINANCIAL INSTRUMENTS

(A)  TERMS AND CONDITIONS

FINANCIAL ASSETS
CASH
Cash is held on call at bank

RECEIVABLES
Accounting Policy - see Note 1(c)
Credit sales are payable by end of month following month of invoice.

FINANCIAL LIABILITIES
CREDITOR AND ACCRUALS
Trade liabilities are normally settled by end of month following month of invoice.

BORROWINGS (Note 8)
Accounting Policy - see Note 1(h)
Borrowing limits are set each year pursuant to the Borrowing and Investment Power Act 1987. The loan held with Treasury Corporation Victoria has no fixed term and has a floating interest rate.

(B)  NET FAIR VALUES
Cash          The carrying amount approximates to fair value due to its nature.
Receivables   The carrying amount approximates fair value.
Creditors     The carrying amount approximates fair value.
Borrowings    The carrying amount approximates fair value.

(C)  CREDIT RISK EXPOSURES
The Corporation's maximum exposure to credit risk at balance date in relation to each class of recognised financial asset is the carrying amount indicated in the balance sheet.

Credit risk in receivables is managed by:
(i)       Enforcing disclosed payment terms
(ii) Debt collection policies and procedures including use of a debt collection agency.

                           V/LINE FREIGHT CORPORATION
                             UNAUDITED BALANCE SHEET
                              AS OF MARCH 31, 1999
                                 (IN THOUSANDS)

                       ASSETS
Current Assets
  Cash                                                         $    220
  Accounts receivable                                            12,017
  Inventories                                                     2,130
                                                               --------
               Total current assets                              14,367
                                                               --------

Property, plant and equipment                                    40,079
                                                               --------

                    Total assets                               $ 54,446
                                                               ========

               LIABILITIES AND EQUITY
Current liabilities
  Accounts payable                                             $  6,269
  Accrued expenses                                                1,561
                                                               --------
               Total current liabilities                          7,830
                                                               --------

TCV borrowings                                                   10,104
Employee provisions                                              13,042
Equity
 Capital                                                         34,321
  Accumulated deficit                                           (10,851)
                                                               --------
                    Total equity                                 23,470
                                                               --------
            Total liabilities and equity                       $ 54,446
                                                               ========

                           V/LINE FREIGHT CORPORATION
                           UNAUDITED INCOME STATEMENT
                    FOR THE NINE MONTHS ENDED MARCH 31, 1999
                                 (IN THOUSANDS)


Operating revenue:
  Transportation revenue                                      $ 54,332
  Other revenue                                                  6,146
                                                              --------
               Total operating revenue                          60,478
                                                              --------

Operating expenses
  Transportation expenses                                       60,937
  General and administrative expenses                            3,767
  Depreciation                                                   2,412
                                                              --------
               Total operating expenses                         67,116
                                                              --------
                    Operating loss                              (6,638)

Other expenses                                                     655
                                                              --------

Loss before income taxes                                        (7,292)

Provision for income taxes                                           0
                                                              --------

Net loss                                                      $ (7,292)
                                                              ========

                           V/LINE FREIGHT CORPORATION
                        UNAUDITED STATEMENT OF CASH FLOW
                    FOR THE NINE MONTHS ENDED MARCH 31, 1999
                                 (IN THOUSANDS)


Cash flows from operating activities:
Net loss                                                      $ (7,292)
Non-cash adjustments
  Depreciation                                                   2,412
Changes in current assets and current liabilities
  Accounts receivable                                           (5,433)
  Inventories                                                     (304)
  Accounts payable and accrued liabilities                      (1,973)
  Employee provisions                                            2,449
                                                              --------
          Cash used in operating activities                    (10,141)
                                                              --------

Cash from investing activities:
  Capital expenditures                                          (4,808)
                                                              --------

Cash flow from financing activites:
  Contributed capital                                           16,203
  Net paydowns in borrowings                                    (2,116)
                                                              --------
                                                                14,087
                                                              --------

Net decrease in cash                                              (862)

Cash as of June 30, 1998                                         1,082
                                                              --------

Cash as of March 31, 1999                                     $    220
                                                              ========

RAILAMERICA, INC. AND SUBSIDIARIES
PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF MARCH 31, 1999
(IN THOUSANDS)

                                                                                       V/Line         Pro Forma
                                                                   RailAmerica         Freight       Adjustments        Consolidated
                                                                  -------------     ------------     -----------        ------------
                    ASSETS
Current assets
  Cash                                                            $       2,555     $        220     $    12,276  a     $    15,051
  Accounts and notes receivable                                          12,833           12,017                             24,850
  Inventories                                                            14,820            2,130                             16,950
  Other current assets                                                    1,980                0                              1,980
                                                                  --------------    -------------    ------------       ------------
                        Total current assets                             32,188           14,367          12,276             58,831
                                                                                                                        ------------

Property, plant and equipment, net                                      116,545           40,079          85,397  e         242,021

Notes receivable and investment                                           3,230                0                              3,230
Deposit on purchase agreement                                            18,494                0         (18,494) c               0
Other assets                                                              3,345                0           3,916  a          10,292
                                                                                                           3,031  d
Excess of costs over net assets of companies
  acquired, net                                                           2,214                0                              2,214
                                                                  --------------    -------------    ------------       ------------
                            Total assets                          $     176,016     $     54,446     $    86,126        $   316,588
                                                                  ==============    =============    ============       ============

      LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Current maturities of long-term debt                            $       3,373     $          0     $                  $     3,373
  Current maturities of subordinated debt                                   254                0                                254
  Accounts payable                                                       10,347            6,269                             16,616
  Accrued expenses and income taxes payable                               5,431            1,561                              6,992
                                                                  --------------    -------------    ------------       ------------
                      Total current liabilities                          19,405            7,830               0             27,235
                                                                  --------------    -------------    ------------       ------------
Long-term debt, less current maturities                                  80,559                0         100,000  a         180,559
Subordinated debt, less current maturities                                  374                0           3,925  a           6,939
                                                                                                           2,640  d
Other liabilities                                                           413           23,147                             23,560
Deferred income taxes                                                     8,498                0                              8,498
Minority interest                                                         8,303                0                              8,303
Redeemable convertible preferred stock                                   10,692                0                             10,692
Stockholders' equity:
  Common stock                                                               12                0                                 12
  Additional paid-in capital                                             40,790           34,321         (34,321) b          43,821
                                                                                                           3,031  d
  Retained earnings                                                      10,248          (10,851)         10,851  b          10,248
  Accumulated other comprehensive income                                    641                0                                641
  Less Treasury stock                                                    (3,919)               0                             (3,919)
                                                                  --------------    -------------    ------------       ------------
                     Total stockholders' equity                          47,772           23,470         (20,439)            50,803
                                                                  --------------    -------------    ------------       ------------
             Total liabilities and stockholders' equity           $     176,016     $     54,446     $    86,126        $   316,688
                                                                  ==============    =============    ============       ============

                 The accompanying notes are an integral part of
                the pro forma consolidated financial statements.

RAILAMERICA, INC. AND SUBSIDIARIES
PRO FORMA CONSOLIDATED INCOME STATEMENT
THREE MONTHS ENDED MARCH 31, 1999
(IN THOUSANDS, EXCEPT EPS)


                                                                               V/Line          PRO FORMA
                                                           RAILAMERICA         Freight        ADJUSTMENTS           ADJUSTED
                                                          -------------     ------------     -------------        -----------
Operating revenue:
  Transportation - railroad                               $       9,288     $     19,009     $       4,310  a     $     32,607
  Manufacturing                                                  10,418          ---               ---                  10,418
  Other                                                             937            3,433           ---                   4,370
                                                          --------------    -------------    --------------       -------------
               Total operating revenue                           20,643           22,442             4,310              47,396
                                                          --------------    -------------    --------------       -------------
Operating expenses:
  Transportation - railroad                                       4,920           22,976           ---                  27,896
  Cost of goods sold - manufacturing                              7,717          ---               ---                   7,717
  Selling, general and administrative                             3,516          ---               ---                   3,516
  Depreciation and amortization                                   1,250              954               874  b            3,078
                                                          --------------    -------------    --------------       -------------
               Total operating expenses                          17,403           23,930               874              42,207
                                                          --------------    -------------    --------------       -------------
               Operating income (loss)                            3,240           (1,488)            3,437               5,190

Interest expense                                                 (1,430)            (234)           (2,509) c           (4,173)
Other income (expense)                                              242          ---                (1,096) d             (854)
Minority interest in income of subsidiary                          (365)         ---               ---                    (365)
                                                          --------------    -------------    --------------       -------------
          Income from continuing operations
                 before income taxes                              1,687           (1,722)             (168)               (202)
Provision for income taxes                                          484                0              (680) e             (196)
                                                          --------------    -------------    --------------       -------------
          Income from continuing operations               $       1,203     $     (1,722)    $         512        $         (6)
                                                          ==============    =============    ==============       =============


Basic earnings per common share                                   $0.10                                                  $0.00
                                                          ==============                                          =============

Weighted average common shares                                   10,118                                                 11,001
                                                          ==============                                          =============


             The accompanying notes are in integral part of the pro
                    forma consolidated financial statements.

RAILAMERICA, INC. AND SUBSIDIARIES
PRO FORMA CONSOLIDATED INCOME STATEMENT
YEAR ENDED DECEMBER 31, 1998
(IN THOUSANDS, EXCEPT EPS)


                                                                              V/Line         PRO FORMA
                                                           RAILAMERICA        Freight       ADJUSTMENTS           ADJUSTED
                                                          -------------     -----------     ------------        -----------
Operating revenue:
  Transportation - railroad                               $      30,304     $    65,144     $     16,543   a    $   111,991
  Manufacturing                                                  39,887          ---              ---                39,887
  Other                                                           2,700           8,366           ---                11,066
  Motor Carrier                                                   4,252          ---              ---                 4,252
                                                          --------------    ------------    -------------       ------------
               Total operating revenue                           77,143          73,510           16,543            167,196
                                                          --------------    ------------    -------------       ------------
Operating expenses:
  Transportation - railroad                                      15,702          80,308           ---                96,010
  Cost of goods sold - manufacturing                             28,583          ---              ---                28,583
  Selling, general and administrative                            12,399          ---              ---                12,399
  Depreciation and amortization                                   3,379           2,780            4,297   b         10,456
  Motor Carrier                                                   4,438          ---              ---                 4,438
                                                          --------------    ------------    -------------       ------------
               Total operating expenses                          64,501          83,088            4,297            151,886
                                                          --------------    ------------    -------------       ------------
               Operating income (loss)                           12,642          (9,578)          12,245             15,310

Interest expense                                                 (4,947)           (630)          (9,995)  c        (15,572)
Other income (expense)                                               13          ---              (4,245)  d         (4,232)
Minority interest in income of subsidiary                        (1,672)         ---              ---                (1,672)
                                                          --------------    ------------    -------------       ------------
          Income from continuing operations
                 before income taxes                              6,036          (10,208)          (1,995)            (6,167)
Provision for income taxes                                        1,570          ---               (4,393) e          (2,823)
                                                          --------------    ------------    -------------       ------------
          Income from continuing operations               $       4,466     $    (10,208)   $       2,398       $     (3,344)
                                                          ==============    ============    =============       ============


Basic earnings per common share                                   $0.47                                               ($0.35)
                                                          ==============                                        ============

Weighted average common shares                                    9,553                                               10,856
                                                          ==============                                        ============


             The accompanying notes are an integral part of the pro
                    forma consolidated financial statements.

                       RailAmerica, Inc. and Subsidiaries
                          Notes to Unaudited Pro Forma
                       Consolidated Financial Statements

 1    Basis of Combination

      The pro forma condensed consolidated financial statements for March 31, 1999 combine the unaudited balance sheets and statements of income of RailAmerica., Inc. and subsidiaries (the "Company") and V/Line Freight Corporation ("VLF"). The pro forma condensed consolidated financial statements for December 31, 1998 combine the statements of income of the Company and VLF.

 2.   Pro Forma Balance Sheet Adjustments

      The following adjustments were made to arrive at the pro forma consolidated balance sheet as of March 31, 1999:

      a. Record debt issued to fund the acquisition including the deferred loan costs.
      b.  Record the elimination of common stock and accumulated deficit of VLF.
      c.  Eliminate the deposit used to fund the acquisition.
      d. Record the value of the warrants and convertible subordinated debt issued in conjunction with the acquisition.
      e. Property, plant and equipment were adjusted based upon the purchase price, cost of the acquisition, current assets acquired and liabilities assumed.

 3.   Pro Forma Statement of Income Adjustments

      The following adjustments were made to arrive at the pro forma consolidated statements of income for the year ended December 31, 1998 and the three months ended March 31, 1999:

      a.  Record track access fees and infrastructure revenue.
      b. Increase in depreciation resulting from the changes in the values and depreciable lies of the property, plant and equipment.
      c. Increase in interest expense reflects the issuance of debt related to the acquisition. The debt consists of $100,000,000 bridge loan at an average rate of 11.65% and $6,000,000 of subordinated debt at 10%.
      d. Amortization of deferred loan costs over the lives of the appropriate loans. The deferred loan costs includes 750,000 warrants valued at $4.04 per warrant and fees paid.
      e.  Tax effect of adjustments.